Exhibit 1.1

[_______________] Shares

Invitation Homes Inc.

Common Stock

($0.01 Par Value)

EQUITY UNDERWRITING AGREEMENT

[_____], 2017

Deutsche Bank Securities Inc.

J.P. Morgan Securities LLC

As Representatives of the

Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 2nd Floor

New York, New York 10005

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Invitation Homes Inc., a Delaware corporation that will be converted (the “Conversion”) to a Maryland corporation prior to the Closing Date (as defined herein) (the “Company”), proposes to sell to the several underwriters (the “Underwriters”) named on Schedule I hereto for whom you are acting as representatives (the “Representatives”) an aggregate of [__________] shares (the “Firm Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names on Schedule I hereto. The Company also proposes to sell at the Underwriters’ option an aggregate of up to [__________] additional shares of the Company’s Common Stock (the “Option Shares”) as set forth below. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the “Shares.”

As the Representatives, you have advised the Company that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names on Schedule I hereto, plus their pro rata portion of the Option Shares set forth opposite their respective names on Schedule II hereto, if you elect to exercise the option in whole or in part for the accounts of the several Underwriters.

The Company, upon receipt thereof, will contribute the net proceeds from the sale by the Company of the Firm Shares and the Option Shares to Invitation Homes Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership”), of which Invitation Homes OP GP LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, is the sole general partner, in exchange for common units of limited partnership interest of the Operating Partnership (the “Common Units”). On or prior to the Closing Date, the Company will effect certain reorganization transactions as described in the Registration Statement, the General Disclosure Package and the Prospectus (each as defined herein). In this Agreement, such reorganization transactions are referred to as the “IPO Transactions,” and the agreements pursuant to which the IPO Transactions will be effected are referred to as the “IPO Transaction Agreements.” All references to (x) Subsidiaries (as defined herein) of the Company shall be understood to refer to Subsidiaries of the Company, including the Operating Partnership, after giving effect to the IPO Transactions and (y) properties of the Company, the Operating Partnership or any of their Subsidiaries, shall be understood to refer to the properties of the Company, the Operating Partnership or any of their Subsidiaries, respectively, after giving effect to the IPO Transactions.

J.P. Morgan Securities LLC (“JPM”) has agreed to reserve up to [___________] of the Shares to be purchased by it under this Agreement (as defined below) for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus (as defined below) under the heading “Underwriting” (the “Directed Share Program”). The Shares to be sold by JPM and its respective affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.” Any Directed Shares not orally confirmed for purchase by any Participants by 9:00 a.m. (New York time) on the business day following the date on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company and the Operating Partnership.

Each of the Company and the Operating Partnership jointly and severally represents and warrants to each of the Underwriters as follows:

(a) A registration statement on Form S-11 (File No. 333-215452) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement”, which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this equity underwriting agreement (this “Agreement”).

“Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus”.

(b) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Use Free Writing Prospectuses (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule III hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 12 hereof.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means [______] [a][p].m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”) that is identified on Schedule IV hereto.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Shares, including without limitation any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations of the Act (“Rule 405”)) that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) excepted from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Statutory Prospectus” means the Preliminary Prospectus dated [_______], 2017.

(c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company, upon the Conversion, will be duly organized, validly existing and in good standing under the laws of the State of Maryland, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Operating Partnership has been duly organized and is validly existing and in good standing under the laws of the State of

Delaware. Except as would not reasonably be expected to have a Material Adverse Effect (as defined below), each of the subsidiaries of the Company (collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation, limited liability company, limited partnership or similar entity in good standing under the laws of the jurisdiction of its organization with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified would not have, individually or in the aggregate, a material adverse effect on the results of operations, business, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole (the occurrence of any such effect being referred to as a “Material Adverse Effect”). Except as would not reasonably be expected to have a Material Adverse Effect, (x) the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims, other than any such liens or encumbrances arising pursuant to indebtedness or financing arrangements described in the Registration Statement, the General Disclosure Package and the Prospectus; and (y) no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(d) From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.

(e) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the shares of Common Stock of the Company to be issued and sold by the Company in connection with the IPO Transactions (the “IPO Transaction Shares”) have been duly authorized and when issued on or prior to the Closing Date in accordance with the terms of the IPO Transaction Agreements, will be validly issued, fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the IPO Transaction Shares or the Shares or the issue and sale thereof that have not been complied with or otherwise validly waived. None of the outstanding shares of Common Stock of the Company were issued in violation of the preemptive or other similar rights of any stockholder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. The outstanding Common Units have been duly authorized and validly issued; and the Common Units to be issued in the IPO Transactions have been duly authorized and when issued and delivered by the Operating Partnership on or prior to the Closing Date, will be duly and validly issued. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there are no outstanding securities convertible into or exchangeable for any Common Stock or Common Units and (ii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Common Stock, Common Units or any other securities of the Company or the Operating Partnership. None of the outstanding Common Units were issued in violation of any preemptive or other similar rights. All of the outstanding Common Units and all of the Common Units to be issued in connection with the IPO Transactions are and will be owned by the Company or a wholly owned Subsidiary of the Company.

(f) The information set forth under the caption “Capitalization” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is a fair summary of the matters described therein in all material respects. The terms of the Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The form of certificates for the Shares (if any) complies in all material respects with the applicable corporate law of the jurisdiction of the Company’s incorporation and to any applicable requirements of the Company’s organizational documents. Subsequent to the respective dates as of which financial information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise disclosed therein or in this Agreement, the Company has not: (i) issued any securities; (ii) incurred any liability or obligation, direct or contingent, for borrowed money, which is material to the Company and its Subsidiaries, taken as a whole; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(g) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. On the effective date of the Registration Statement and on the date hereof, the Registration Statement did and does comply, and as of the date of the Prospectus, when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date and on any Option Closing Date, as the case may be, the Prospectus (and any amendments or supplements thereto) will comply, in all material respects with the applicable requirements of the Act and the Rules and Regulations; on the effective date of the Registration Statement and on the date hereof, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on its date, on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any Option Closing Date, as the case may be, the Prospectus (and any amendments and supplements thereto) will not contain any untrue statement of a material fact and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 12 hereof.

(h) No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Shares.

(i) The Company (a) has not alone engaged in any Testing-the-Waters Communication and (b) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.

(j) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(b) hereof.

(k) (i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares as contemplated by the Registration Statement.

(l) The combined and consolidated financial statements of Invitation Homes L.P. (“IH1”), Preeminent Holdings, Inc. (“IH2”), Invitation Homes 3 L.P. (“IH3”), Invitation Homes 4 L.P. (“IH4”), Invitation Homes 5 L.P. (“IH5”), and Invitation Homes 6 L.P. (“IH6,” and collectively with IH1, IH2, IH3, IH4, IH5, IH6, the “Invitation Homes Partnerships”), the Company’s predecessor for accounting purposes, together with the related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Act and present fairly, in all material respects, the combined and consolidated financial position and the results of operations and cash flows of the Invitation Homes Partnerships, at the indicated dates and for the indicated periods, in conformity with United States generally accepted principles of accounting (“GAAP”). The balance sheet of the Company, as of October 4, 2016, as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, complies in all material respects with the applicable requirements of the Act and presents fairly, in all material respects, the financial position of the Company at October 4, 2016 in conformity with GAAP. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, on the basis stated therein, the information shown therein in all material respects. The pro forma financial statements and other pro forma financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 10 of Regulation S-K under the Act, to the extent applicable. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46). There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

(m) Deloitte & Touche LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is, to the knowledge of the Company, an independent registered public accounting firm with respect to the Company, the Subsidiaries and the Invitation Homes Partnerships within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the Act.

(n) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the New York Stock Exchange thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company or the Invitation Homes Partnerships, there is and has been no failure on the part of the Company and the Invitation Homes Partnerships to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply (including Section 402 related to loans).

(o) There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or the Invitation Homes Partnerships, or to which any property of the Company or its Subsidiaries is, or to the knowledge of the Company, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise, which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(p) Upon consummation of the IPO Transactions, the Company and/or its Subsidiaries, as the case may be, will have legal, valid and defensible title to all of the real properties described as owned or leased by them in the Registration Statement, the General Disclosure Package and the Prospectus (individually, a “Property” and collectively, the “Properties”), in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as (i) are pursuant to indebtedness or financing arrangements described in the Registration Statement, the General Disclosure Package and the Prospectus or are otherwise disclosed therein, (ii) are Permitted Encumbrances or (iii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all of the leases and subleases relating to the Properties, if any, material to the business of the Company and its Subsidiaries considered as one enterprise, are and, upon consummation of the IPO Transactions will be, in full force and effect, with such exceptions as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any such leases. Upon consummation of the IPO Transactions, the Company, each of its Subsidiaries and each of their Properties complies and, following the IPO Transactions, will comply, with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties, homeowners association laws, rules and regulations and the Fair Housing Act and its state law counterparts), except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company has no knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to the Properties, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the mortgages and deeds of trust that encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company, directly or indirectly, has obtained title insurance on the fee or leasehold interests, as the case may be, in each of the Properties, in such amounts as is adequate for the conduct of its business and the value of its Properties and as is prudent and customary for companies engaged in similar businesses, and all such policies of insurance are in full force and effect; and except as otherwise described in the Registration Statement, the Disclosure Package or the Prospectus or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any tenant of any of the Properties, is or, following the IPO Transactions, will be in default under (x) any tenant lease (as lessor or lessee, as the case may be) relating to any of the Properties, (y) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties or (z) any lease, sublease or operating sublease relating to any of the Properties, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements. “Permitted Encumbrances” shall mean each of the following: (i) mechanics’, carriers’, workers’, repairers’, materialmen’s, warehousemen’s and other similar liens and encumbrances for construction in progress or which have otherwise arisen in the ordinary course of business; (ii) liens for taxes not yet delinquent or being contested in good faith and for which there are adequate reserves on the financial statements of the owner of the applicable Property; (iii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected Property or interfere with the ordinary course business of the Company or any of its Subsidiaries; and (iv) liens arising under conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business.

(q) The Company, its Subsidiaries and the Invitation Homes Partnerships have filed all U.S. federal, state, local and foreign tax returns which have been required to be filed or have requested extensions thereof (except in any case in which the failure to so file would not reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus) and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due, except for any such taxes and assessments (i) that are currently being contested in good faith and for which adequate reserves or accruals have been provided in accordance with GAAP or (ii) as would not reasonably be expected to have a Material Adverse Effect or as otherwise disclosed in the Registration Statement, General Disclosure Package and the Prospectus.

(r) Since the date of the most recent financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus and except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company, its Subsidiaries and the Invitation Homes Partnerships taken as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, its Subsidiaries or the Invitation Homes Partnerships, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, and (iii) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company, any of its Subsidiaries nor the Invitation Homes Partnerships has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(s) Neither the Company nor the Operating Partnership is in violation of its certificate of incorporation or charter, by-laws, certificate of limited partnership or partnership agreement, as applicable and, except as would not reasonably be expected to have a Material Adverse Effect, no other Subsidiary of the Company is in violation of its certificate or articles of incorporation or organization, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable. Neither the Company nor any of its Subsidiaries is (i) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (ii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary, or any of their properties or assets, except in the case of clauses (i) and (ii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the IPO Transaction Agreements and the consummation of the transactions contemplated herein or in the IPO Transaction Agreements, and the fulfillment of the terms hereof and thereof, (i) will not conflict with the certificate or articles of incorporation or organization, charter, by-laws, certificate of formation, partnership agreement or other organizational documents, as applicable, of the Company or the Operating Partnership and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, its Subsidiaries or the Operating Partnership, as the case may be, is a party or by which the Company, its Subsidiaries, the Operating Partnership or any of their respective properties is bound, or of the certificate or articles of incorporation or organization, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable, of the Company’s Subsidiaries or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any of Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company, any Subsidiary or the Operating Partnership, or any of their properties or assets, except in the case of clause (ii) only, for such conflicts, breaches, violations, liens, charges or encumbrances that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the IPO Transaction Agreements or the consummation of any of the transactions contemplated hereby or thereby.

(t) The execution and delivery of, and the performance by the Company, the Operating Partnership and the Invitation Homes Partnerships of their obligations under, this Agreement and each of the IPO Transaction Agreements, as applicable, has been duly and validly authorized by all necessary corporate, limited partnership, limited liability company or similar applicable action on the part of the Company, the Operating Partnership, their Subsidiaries and the Invitation Homes Partnerships, as the case may be, and this Agreement and each of the IPO Transaction Agreements to which the Company, the Operating Partnership, their Subsidiaries or the Invitation Homes Partnerships is a party has been duly executed and delivered by the Company, the Operating Partnership, their Subsidiaries and the Invitation Homes Partnerships, as applicable. Each IPO Transaction Agreement constitutes a legally valid and binding obligation of the Company, the Operating Partnership, their subsidiaries and the Invitation Homes Partnerships, in each case, to the extent that it is a party thereto, enforceable against each of them that is a party thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to rights to indemnity and contribution thereunder, except as rights may be limited by applicable law or policies underlying such law.

(u) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company and the Operating Partnership of this Agreement and by the Company, the Operating Partnership, their Subsidiaries and the Invitation Homes Partnerships of each of the IPO Transaction Agreements to which the Company, the Operating Partnership, their Subsidiaries or the Invitation Homes Partnerships is a party and the consummation of the transactions herein and therein contemplated has been obtained or made and is in full force and effect (except such additional steps as may be required by the Commission under the Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the New York Stock Exchange, or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws).

(v) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries (i) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of their business, (ii) are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii) together with the Invitation Homes Partnerships, have not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

(w) The Company and its Subsidiaries own or possess adequate rights to use all patents, inventions, trademarks, trade names, service marks, logos, copyrights, licenses, trade secrets and know-how (including unpatented and unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”) reasonably necessary to conduct their business as presently conducted, except where the failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company, any of its Subsidiaries or the Invitation Homes Partnerships has received any communication or notice alleging any claim of infringement, misappropriation or conflict with the asserted rights of others in connection with the Intellectual Property which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as otherwise disclosed in the Registration Statement, General Disclosure Package and Prospectus: (i) none of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or, to the knowledge of the Company, its Subsidiaries is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on the Company or any of its Subsidiaries or any of their respective officers, directors or employees; (ii) the Company and its Subsidiaries own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company and its Subsidiaries as currently conducted (the “Company IT Systems”) and (iii) the Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its Subsidiaries as currently conducted.

(y) Neither the Company nor, to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the unlawful stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

(z) The Company is not and, after giving effect to the offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).

(aa) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its Subsidiaries are not aware of any material weaknesses in their internal control over financial reporting.

(bb) The Company has established and maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(cc) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate in all material respects, and such data agree with the sources from which they are derived.

(dd) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements, including without limitation, those of Title 18 U.S. Code section 1956 and 1957, the Bank Secrecy Act of 1970, otherwise known as the Currency and Foreign Transactions Reporting Act, as amended, the money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business and the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency having jurisdiction over the Company or any of the Subsidiaries thereunder (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ee) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, controlled affiliate, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, (i) is currently the subject or the target of any sanctions administered or imposed by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. Department of Commerce, or the U.S. Department of State) (collectively, “Sanctions”); (ii) is owned or controlled by an individual or entity that is currently the subject or target of any Sanctions, or is located, organized or resident in a country or territory that is the subject of Sanctions (a “Sanctioned Country”) (including, without limitation, Burma (Myanmar), Cuba, Iran, North Korea, Sudan and Syria); (iii) is designated as a ‘specially designated national’ or a ‘blocked person’ by the U.S. government. Neither the Company nor the Operating Partnership will directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (x) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitating, is the subject or target of Sanctions; (y) to fund or facilitate any activities of or business in any Sanctioned Country in violation of Sanctions or (z) in any other manner which would reasonably be expected to result in the imposition of Sanctions against any person (including any person participating in the transaction, whether as an initial purchaser, underwriter, advisor, investor or otherwise).

(ff) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or controlled affiliate, or other person acting on behalf of the Company or any of its subsidiaries, has taken any action on behalf of the Company, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its Subsidiaries and controlled affiliates have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(gg) The Company, each of the Subsidiaries and the Invitation Homes Partnerships carry, or are covered by, insurance, from insurers of recognized financial responsibility, in such amounts and covering such risks as is prudent and customary for companies engaged in similar businesses; and the Company has no reason to believe that it will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(hh) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have liability (each a “Plan”) is in compliance with all presently applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred; and (b) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ii) Except in each case as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company, its Subsidiaries and the Invitation Homes Partnerships: (i) are in compliance with all applicable federal, state and local statutes, rules and regulations relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes or the arrangement for such activities (“Environmental Laws”); (ii) have obtained and are in compliance with all permits, licenses, authorizations or other approvals required of them under Environmental Laws to conduct their business; and (iii) have not received written notice of any actual, pending or threatened claim or potential liability under Environmental Laws in respect of its past or present business, operations (including the disposal of hazardous substances at any off-site location) or facilities or real property (whether owned, leased or operated) and the Company is not aware of any facts or conditions that could reasonably be expected to give rise to any such claim or liability.

(jj) There are no relationships or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which have not been so described as required.

(kk) Except as provided under the terms of any indebtedness of the Company or its Subsidiaries disclosed in the Registration Statement or as would not reasonably be expected to have a Material Adverse Effect, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(ll) No labor disturbance by or dispute with employees of the Company, any of its Subsidiaries or any Invitation Homes Partnership exists or, to the knowledge of the Company, is contemplated or threatened, except as would not reasonably be expected to have a Material Adverse Effect.

(mm) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company, any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(nn) Commencing with its taxable year ended December 31, 2013, IH2 Property Holdings Inc. has been and is organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Code. In connection with the IPO Transactions on or prior to the Closing Date, (i) IH2 Property Holdings Inc. shall be merged into the Company and the Company will succeed to the REIT election of IH2 Property Holdings Inc. and thereafter (ii) the Company will reincorporate in Maryland. The Company’s current organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2017.

(oo) There are no franchises, contracts or other documents of a character required to be described in the Registration Statement or Prospectus, or to be filed as exhibits thereto, that are not so filed or described. The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Organizational Structure,” “Certain Relationships and Related Person Transactions,” “Description of Stock,” “Certain Provisions of Maryland Law and of Our Charter and Bylaws,” “Description of the Partnership Agreement of Invitation Homes Operating Partnership LP,” “Shares Eligible for Future Sale” and “Material U.S. Federal Income Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(pp) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any Underwriter or, to its knowledge, any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any Underwriter or, to its knowledge, any affiliate of any Underwriter.

(qq) Except as described in the Registration Statement, the General Disclosure Package or the Prospectus or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, upon consummation of the IPO Transactions, the Company and/or its Subsidiaries will hold the lessor’s interest under the leases with any tenants occupying each Property.

(rr) The Registration Statement, the General Disclosure Package, the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectuses comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the General Disclosure Package, the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.

(ss) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(tt) The Company has not offered, or caused JPM or its affiliates to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

2. Purchase, Sale and Delivery of the Firm Shares.

(a) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company hereby agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[_____] per share, the number of Firm Shares set forth opposite the name of each Underwriter on Schedule I hereto, subject to adjustments in accordance with Section 8 hereof.

(b) Payment for the Firm Shares to be sold hereunder is to be made in federal (same day) funds against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company, New York, New York, at 10:00 a.m., New York time, on [             ], 2017 or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

(c) In addition, on the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in Section 2(a) hereof, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Shares but not payable on the Option Shares. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in federal (same day funds) through the facilities of The Depository Trust Company in New York, New York drawn to the order of the Company.

3. Offering by the Underwriters.

It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4. Covenants of the Company.

The Company covenants and agrees with the several Underwriters that:

(a) The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act and (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing in a timely manner or which is not in compliance with the Rules and Regulations.

(b) The Company will (i) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included on Schedule IV hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Shares within the meaning of the Act and (b) completion of the 180-day restricted period referred to in Section 4(j) hereof.

(d) Prior to the termination of the offering of the Shares, the Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) when any supplement to the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed, (D) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, including, but not limited to, any request for information concerning any Written Testing-the-Waters Communication, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any Written Testing-the-Waters Communication, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act, (F) of the occurrence of any event or development within the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required under the Act (the “Prospectus Delivery Period”) as a result of which the Prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the General Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading, and (G) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any order referred to in clause (E) or (G) of this paragraph and to obtain as soon as possible the lifting thereof, if issued.

(e) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to (x) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (y) file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or (z) subject itself to taxation in any such jurisdiction if it is not otherwise so subject. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

(f) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the Prospectus Delivery Period, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives as many copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

(g) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event or development shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any applicable federal or state securities law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(h) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event or development shall occur or condition shall exist as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any applicable federal state or law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

(i) The Company will make generally available to its security holders, as soon as it is practicable to do so, an earnings statement or statements (which need not be audited) which shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act, which obligation may be satisfied by filing such earnings statement or statements with the Commission’s Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system.

(j) No offering, pledge, sale, contract to sell, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 180 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of each of Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, provided, however, that the Company may issue and sell (i) Common Stock or securities convertible into or exercisable or exchangeable for Common Stock pursuant to any employee equity incentive plan of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus that is in effect at or prior to the Closing Date, including, for the avoidance of doubt, the Omnibus Incentive Plan (each an “Incentive Plan”), (ii) Common Stock in respect of tax withholding payments due upon the exercise of options or the vesting of restricted stock grants pursuant to any Incentive Plan; and (iii) Common Stock in an amount equal to up to five percent of the outstanding shares of Common Stock collectively beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act) by Stockholder Entities (as defined in that certain Stockholders Agreement, dated as of the date hereof, by and among the Company and the other parties thereto) on the Closing Date immediately after this offering, or securities convertible into or exercisable or exchangeable for such amount of Common Stock, in connection with mergers or acquisitions, joint ventures, commercial relationships or other strategic transactions; provided that, in the case of clause (iii), the recipient or acquiree of any such Common Stock or securities convertible into or exercisable or exchangeable for Common Stock is a party to or enters into an agreement substantially in the form of Exhibit A hereto with respect to such securities (the “Lock-up Agreement”).

(k) The Company will use its best efforts to maintain the listing of the Shares on the New York Stock Exchange.

(l) The Company and the Operating Partnership shall apply the net proceeds of the sale of the Shares as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(m) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(n) The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the unlawful stabilization or manipulation of the price of any securities of the Company.

(o) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

5. Costs and Expenses.

The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of counsel for the

Company; (iii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon (if applicable); (iv) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares, provided that the cost of any airplane chartered for use in such presentations shall be split evenly between the Company, on the one hand, and the Underwriters, on the other hand; (v) the cost of printing and delivering to, or as reasonably requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the listing application, any Blue Sky survey, in each case, any supplements or amendments thereto; (vi) the filing fees of the Commission; (vii) the filing fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Shares in an amount not to exceed $75,000; (viii) all expenses and application fees related to the listing of the Shares on of the New York Stock Exchange; (ix) the cost of printing certificates, if any, representing the Shares; (x) the costs and charges of any transfer agent, registrar or depositary; and (xi) the expenses (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with the qualification of the Shares under foreign or state securities or blue sky laws and the preparation, printing and distribution of a blue sky memorandum (including the related reasonable fees and expenses of counsel for the Underwriters).

The Company agrees to pay all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, incurred by the Underwriters in connection with the offer and sale of Directed Shares by the Underwriters to the Participants. The Company shall not, however, be required to pay for any of the Underwriter’s expenses (other than those related to qualification under FINRA regulation and state securities or blue sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 10 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the Underwriters severally through the Representatives for reasonable and documented out-of-pocket expenses, including reasonable fees and disbursements of counsel incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; provided that the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

6. Conditions of Obligations of The Underwriters.

The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Operating Partnership contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

(b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the legal opinion, tax opinion and 10b-5 statement of Simpson Thacher & Bartlett LLP, counsel for the Company and the Operating Partnership, and the legal opinion of Venable LLP, Maryland counsel for the Company, each dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters and substantially in the form of Annex A hereto.

(c) The Representatives shall have received from Goodwin Procter LLP, counsel for the Underwriters, a legal opinion and 10b-5 statement, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(d) You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Deloitte & Touche LLP containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(e) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

(ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be; and

(iii) Since the date of the most recent financial statements included in the General Disclosure Package and the Prospectus, there has been no Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(f) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

(g) The Firm Shares and Option Shares, if any, have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

(h) The Lockup Agreements described in Section 4(j) hereof are in full force and effect.

(i) On or prior to the Closing Date, the IPO Transactions shall have been consummated in accordance with the IPO Transaction Agreements.

(j) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Financial Officer of the Company, dated the Closing Date or the Option closing Date in the form set forth in Exhibit B hereto.

(k) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the results of operations, business, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto) the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they reasonably satisfactory in form and substance to the Representatives and to Goodwin Procter LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Section 5 hereof).

7. Indemnification.

(a) The Company and the Operating Partnership, jointly and severally, agree:

(i) to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Act (each, an “Affiliate”)), the directors and officers of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the

Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 hereof; and

(ii) to reimburse each Underwriter, each Underwriters’ directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company and the Operating Partnership, each of their respective directors or general partner, as applicable, each of the Company’s officers who have signed the Registration Statement, each person, if any, who controls the Company or the Operating Partnership within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company, the Operating Partnership or any such director, officer, controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or the Operating Partnership in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 hereof. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 7(a), (b) or (d) hereof shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 7(a), (b) or (d) hereof. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action or (iv) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 7(a) or (d) hereof and by the Company and/or the Operating Partnership, as the case may be, in the case of parties indemnified pursuant to Section 7(b) hereof. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d) The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless JPM, its directors, officers, affiliates and each person, if any, who controls JPM or its affiliates within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (the “DSP Indemnified Parties”), from and against any and all losses, claims, damages and liabilities

(including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the DSP Indemnified Parties.

(e) To the extent the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a), (b) or (d) hereof in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or unavailable for any reason then each indemnifying party shall contribute on a several basis to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Operating Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(e) shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 7(e) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each Affiliate, director, officer, employee and agent of an

Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Operating Partnership within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement, each director of the Company or the Operating Partnership and the general partner of the Operating Partnership shall have the same rights to contribution as the Company and the Operating Partnership, as applicable, subject in each case to the applicable terms and conditions of this paragraph (d).

(f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 7 hereby consents to the exclusive jurisdiction of (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan and (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan, agrees that process issuing from such courts may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Operating Partnership set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors or officers or any person controlling any Underwriter, the Company, its directors or officers, the Operating Partnership, its directors or general partner, or any persons controlling the Company or the Operating Partnership, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, the Operating Partnership, its directors or general partner, or any person controlling the Company or the Operating Partnership, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

8. Default by Underwriters.

If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or the Operating Partnership), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters, the Company or the Operating Partnership except to the extent provided in Section 5 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 8, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding five business days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9. Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, New York 10005, Attention: Equity Capital Markets – Syndicate Desk, fax: (212) 797-9344, with copies to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, New York 10005, Attention: General Counsel, fax: (212) 797-4564 and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk, fax: (212) 622-8358, as well as a copy to Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018, Attention: Gilbert G. Menna, Esq. and Scott C. Chase, Esq., fax: (212) 355-3333; if to the Company or the Operating Partnership, to 1717 Main Street, Suite 2000, Dallas, Texas 75201, Attention: Chief Legal Officer, with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, Attention: Joshua Ford Bonnie, Esq. and Edgar J. Lewandowski, Esq., fax: (212) 455-2502.

10. Termination.

This Agreement may be terminated by you by notice to the Company and the Operating Partnership (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change in or affecting the results of operations, business, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Preliminary Prospectus or the Prospectus; (iii) suspension of trading in securities generally on the New York Stock Exchange or the NASDAQ Global Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such exchange; (iv) the declaration of a banking moratorium by the United States or New York State and other jurisdictions as applicable authorities; (v) any downgrading in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act) or any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (vii) the suspension of trading of the Company’s common stock by the New York Stock Exchange, the Commission or any other governmental authority; or (b) as provided in Sections 6 and 8 of this Agreement.

11. Successors.

This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

12. Information Provided by Underwriters.

The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, or the Prospectus consists of the information set forth: in the last paragraph of the cover page regarding delivery of the Securities in the Preliminary Prospectus and Prospectus; and in the third, fifth, tenth, twelfth and thirteenth paragraphs and the first four sentences of the fifteenth paragraph under the caption “Underwriting” in the Preliminary Prospectus and Prospectus, and any information furnished by the Underwriters for inclusion in any Issuer Free Writing Prospectus.

13. Miscellaneous.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company, its directors, officers or controlling person thereof, or by or on behalf of the Operating Partnership, its directors, officers or controlling person thereof, and (c) delivery of and payment for the Shares under this Agreement.

The Company and the Operating Partnership acknowledge and agree that each Underwriter in providing investment banking services to the Company and the Operating Partnership in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company and the Operating Partnership do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust. Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Operating Partnership or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Operating Partnership shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Operating Partnership with respect thereto. Any review by the Underwriters of the Company, the Operating Partnership, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Operating Partnership.

This Agreement constitutes the entire agreement of, and supersedes all prior agreements and understandings (whether written or oral) between, the Company, the Operating Partnership and the Underwriters, or any of them, with respect to the subject matter hereof. The section headings used herein are for convenience only and shall not affect the construction hereof. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

This Agreement and any claim, controversy or dispute relating to or arising from this Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

The Underwriters, the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders) and the Operating Partnership (on its own behalf and, to the extent permitted by law, on behalf of its unitholders) waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Operating Partnership and the several Underwriters in accordance with its terms.

Very truly yours,

Invitation Homes Inc.

By:
Name:
Title:

Invitation Homes Operating Partnership LP

By: Invitation Homes OP GP LLC, its sole general partner

By: Invitation Homes Inc.

By:
Name:
Title:

The foregoing Underwriting Agreement

is hereby confirmed and accepted as

of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By:	Deutsche Bank Securities Inc.

By:
Name:
Title:

By:
Name:
Title:

J.P. MORGAN SECURITIES LLC

By:	J.P. Morgan Securities LLC

By:
Name:
Title:

By:
Name:
Title:

As Representatives of the several

Underwriters listed on Schedule I hereto

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm Shares to be Purchased
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
Blackstone Advisory Partners L.P.
BTIG, LLC
Evercore Group L.L.C.
FBR Capital Markets & Co.
JMP Securities LLC
Keefe, Bruyette & Woods, Inc.
Raymond James & Associates, Inc.
Siebert Cisneros Shank & Co., L.L.C.
Zelman Partners LLC

Total

SCHEDULE II

SCHEDULE OF OPTION SHARES

Name of Seller	Maximum Number of Option Shares to be Sold	Percentage of Total Number of Option Shares
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
Blackstone Advisory Partners L.P.
BTIG, LLC
Evercore Group L.L.C.
FBR Capital Markets & Co.
JMP Securities LLC
Keefe, Bruyette & Woods, Inc.
Raymond James & Associates, Inc.
Siebert Cisneros Shank & Co., L.L.C.
Zelman Partners LLC

Total		100%

SCHEDULE III

1. Price per share: $[____]

2. Number of shares offered: [____]

SCHEDULE IV

[                    ]

EXHIBIT A

LOCK-UP AGREEMENT - ENTITIES

[Date]

Invitation Homes Inc.

Deutsche Bank Securities Inc.

J.P. Morgan Securities LLC

As Representatives of the

Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 2nd Floor

New York, New York 10005

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Invitation Homes Inc. (the “Company”), providing for the public offering by the Underwriters, including the Representatives, of common stock, par value $0.01 (the “Common Stock”), of the Company (the “Public Offering”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Underwriting Agreement.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned currently or hereafter in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”), shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

Ex. A-1

The Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 180 days after the date of the final prospectus relating to the Public Offering.

Notwithstanding anything otherwise to the contrary herein, the foregoing restrictions shall not be applicable to (A) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock by will or intestacy upon death of the undersigned; (B) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or gifts; (C) distributions of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to the undersigned’s stockholders, partners or members; (D) transfers of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to (x) a member or members of the undersigned’s immediate family (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or to a trust, the beneficiaries of which are exclusively the undersigned or a member or members of his or her immediate family or to any other entity that is wholly owned by such persons or (y) a corporation, partnership, limited liability company or other entity that controls or is controlled by, or is under common control with, the undersigned, or is wholly owned by the undersigned and/or by members of the undersigned’s immediate family; (E) the transfer of Common Stock pursuant to the “cashless” exercise at expiration of options granted pursuant to any employee equity incentive plan of the Company outstanding at our prior to the Closing Date and referred to in the Registration Statement, the General Disclosure Package and the Prospectus (each, an “Incentive Plan”), (F) transfers of Common Stock in respect of tax withholding payments due upon the exercise of options or the vesting of restricted stock grants pursuant to any Incentive Plan, provided that any filings required to be made with the Commission or other publicity made regarding the same will indicate that such transactions relate to such tax withholding payments; (G) the pledge, hypothecation or other granting of a security interest in Common Stock or securities convertible into or exchangeable for shares of Common Stock to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Common Stock or such securities, provided, that the undersigned or the Company, as the case may be, shall provide Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest; and (H) the entry into a trading plan established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, provided that, in the case of clause (H), (i) sales under any such trading plan may not occur during the Lock-Up Period, (ii) the entry into such trading plan is not required to be reported in any public report or filing with the Commission, (iii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such the entry into such trading plan (in the case of (ii) and (iii), other than general disclosure in Company periodic reports to the effect that Company officers may enter into such trading plans from time to time, but that no sales thereunder will occur within the Lock-Up Period), provided, further that, with respect to clauses (B), (C) and (D), it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.

The undersigned agrees that in order to ensure compliance with this Lock-Up Agreement, the Company may cause the transfer agent for the Company to note stop transfer instructions with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder or beneficial owner.

Ex. A-2

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if for any reason (i) the Underwriting Agreement does not become effective on or before May 31, 2017, (ii) the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement) or (iii) the Company notifies the Representatives in writing that the Company does not intend to proceed with the Public Offering, this Lock-Up Agreement shall likewise be terminated.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Signature:

Print Name:

Number of shares owned subject to warrants, options or convertible securities:	Certificate numbers:

Ex. A-3

FORM OF LOCK-UP AGREEMENT - INDIVIDUALS

January ____, 2017

Invitation Homes Inc.

Deutsche Bank Securities Inc.

J.P. Morgan Securities LLC

As Representatives of the

Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 2nd Floor

New York, New York 10005

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Invitation Homes Inc. (the “Company”), providing for the public offering by the Underwriters, including the Representatives, of common stock, par value $0.01 (the “Common Stock”), of the Company (the “Public Offering”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Underwriting Agreement.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned currently or hereafter in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”), shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

Ex. A-4

The Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 180 days after the date of the final prospectus relating to the Public Offering.

Notwithstanding anything otherwise to the contrary herein, the foregoing restrictions shall not be applicable to (A) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock by will or intestacy upon death of the undersigned; (B) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or gifts; (C) distributions of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to the undersigned’s stockholders, partners or members; (D) transfers of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to (x) a member or members of the undersigned’s immediate family (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or to a trust, the beneficiaries of which are exclusively the undersigned or a member or members of his or her immediate family or to any other entity that is wholly owned by such persons or (y) a corporation, partnership, limited liability company or other entity that controls or is controlled by, or is under common control with, the undersigned, or is wholly owned by the undersigned and/or by members of the undersigned’s immediate family; (E) the transfer of Common Stock pursuant to the “cashless” exercise at expiration of options granted pursuant to any employee equity incentive plan of the Company outstanding at our prior to the Closing Date and referred to in the Registration Statement, the General Disclosure Package and the Prospectus (each, an “Incentive Plan”), (F) transfers of Common Stock in respect of tax withholding payments due upon the exercise of options or the vesting of restricted stock grants pursuant to any Incentive Plan, provided that any filings required to be made with the Commission or other publicity made regarding the same will indicate that such transactions relate to such tax withholding payments; and (G) the entry into a trading plan established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, provided that, in the case of clause (G), (i) sales under any such trading plan may not occur during the Lock-Up Period, (ii) the entry into such trading plan is not required to be reported in any public report or filing with the Commission, (iii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such the entry into such trading plan (in the case of (ii) and (iii), other than general disclosure in Company periodic reports to the effect that Company officers may enter into such trading plans from time to time, but that no sales thereunder will occur within the Lock-Up Period), provided, further that, with respect to clauses (B), (C) and (D), it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.

The undersigned agrees that in order to ensure compliance with this Lock-Up Agreement, the Company may cause the transfer agent for the Company to note stop transfer instructions with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder or beneficial owner.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Ex. A-5

Notwithstanding anything herein to the contrary, if for any reason (i) the Underwriting Agreement does not become effective on or before May 31, 2017, (ii) the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement) or (iii) the Company notifies the Representatives in writing that the Company does not intend to proceed with the Public Offering, this Lock-Up Agreement shall likewise be terminated.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Signature:

Print Name:

Number of shares owned subject to warrants, options or convertible securities:	Certificate numbers:

Ex. A-6

Lock-Up Agreements to be Obtained from the Following Individuals and Entities:

John B. Bartling Jr.

Bryce Blair

Kenneth A. Caplan

Jonathan D. Gray

Nicholas C. Gould

Robert G. Harper

John B. Rhea

David A. Roth

John G. Schreiber

Janice L. Sears

William J. Stein

Ernest M. Freedman

G. Irwin Gordon

Bruce A. Lavine

Mark A. Solls

Dallas B. Tanner

Invitation Homes Parent L.P.

Preeminent Parent L.P.

Invitation Homes 2-A L.P.

Invitation Homes 3 Parent L.P.

Invitation Homes 4 Parent L.P.

Invitation Homes 5 Parent L.P.

Invitation Homes 6 Parent L.P.

Ex. A-7